FOR IMMEDIATE RELEASE

 Contacts:

Investors
Bob Okunski
408-240-5447
Bob.Okunski@sunpowercorp.com

Media
Helen Kendrick
408-240-5585
Helen.Kendrick@sunpowercorp.com

SunPower Reports Fourth-Quarter, Year-End 2009 Results

•	Record Q4-2009 revenue of $548 million; fiscal-year 2009 revenue of $1.52 billion
•	Q4 GAAP EPS of $0.09 and non-GAAP EPS of $0.47 – includes $0.03 per share in accounting investigation expenses
•	Completed largest solar power plant in Italy, 24-megawatt (MW) project in Montalto
•	Completed construction of more than 100-MW rooftop and ground mount systems in 2009
•	More than doubled the number of SunPower dealers in 2009 to ~1,000 dealers in eight countries
•	Announced the acquisition of SunRay Renewable Energy – will add 1.2 gigawatt pipeline
•	Announced 200 MW, five year rooftop supply agreement with Southern California Edison
•	Financed 19-MW power plant for Xcel Energy in Colorado to be completed in 2010
•	Announced 32-MW supply agreement with Toshiba for 2010 delivery
•	Appointed Jim Pape to lead Residential and Commercial (R&C) business unit

SAN JOSE, Calif., -- March 18, 2010 – SunPower Corp. (NASDAQ: SPWRA, SPWRB) today announced financial results for its 2009 fourth quarter and fiscal year 2009 which ended January 3, 2010.  Revenue for the 2009 fourth quarter was $548 million which compares to $465 million in the third quarter of 2009 and $398 million in the fourth quarter of 2008.  The company’s Components and Systems segments accounted for 62% and 38% of fourth-quarter 2009 revenue, respectively.  The company also issued a press release reporting the results of its audit committee investigation concurrent with this release.

“Our 2009 year-end results reflect the continued success of our portfolio strategy to channels and geographic markets as we further expanded our global dealer presence and completed construction of more than 40 megawatts (MW) of large scale power plant projects during the fourth quarter,” said Tom Werner, SunPower’s CEO.  “In the past four years, we have invested heavily in our long-term strategy of building our brand and channel, and this investment continues to pay off.  In the residential channel, our strong brand enabled us to double the number of dealer partners in 2009 and we are selling our high-efficiency systems to approximately 1,000 dealer partners in eight countries.  Additionally, as a result of our rapid growth and expanding customer base, we have started to re-align our business units into Residential and Commercial (R&C) and Utilities and Power Plants (UPP).  As part of this strategy, we have appointed Jim Pape, former vice president of North America for Trane Commercial Systems, to lead our R&C business group.  With more than 25 years of management experience, we are excited to have Jim join the team.

“In the systems segment, we added to our industry-leading installed base by delivering on our engineering, procurement and construction (EPC) commitments, installing more than 100 MW of rooftop and ground mounted systems in 2009.   In the fourth quarter, we completed the largest Italian photovoltaic (PV) power plant to date at 24 MW, installed 10 MW for Florida Power & Light at the Kennedy Space Center, and substantially completed our 8-MW project for Exelon in Chicago.  We are also encouraged by the continued improvement in credit conditions as evidenced by the recent financing of our 19-MW project with Xcel Energy in Colorado.

“Additionally, our global UPP pipeline continues to grow as customers are choosing SunPower for our industry-leading technology, bankability, significant EPC experience, and ability to offer a competitive levelized cost of energy.  With the acquisition of SunRay Renewable Energy, we will significantly increase our demand visibility by adding more than 1,200 MW of Europe, Middle East and Africa (EMEA) power plant opportunities to our pipeline with more than 80 MW planned for delivery in Italy in 2010.  This acquisition of the premiere European developer and financing team complements our established European team, enabling us to offer our customers a world-class utility power plant development expertise in both the United States and Europe.  Looking forward, we see demand remaining strong for 2010 across all segments.  Our recent wins with Toshiba and Southern California Edison position us well for multi-year supply agreements in our UPP business on top of our continued success in R&C,” Werner concluded.

On a Generally Accepted Accounting Principles (GAAP) basis for the 2009 fourth quarter, SunPower reported gross margin of 20.3%, operating income of $43.0 million and net income per diluted share of $0.09.  This compares to gross margin of 21.5%, operating income of $46.2 million and net income per diluted share of $0.20 in the third quarter of 2009.  As a result of the restatement, the fourth quarter of 2009 includes a $2.6 million benefit, or $0.02 earnings per share.  The company’s fourth-quarter GAAP results include $3.6 million, or $0.03 per diluted share, in expenses related to its recently completed accounting investigation.

On a non-GAAP basis for the fourth quarter of 2009, SunPower reported a total gross margin of 21.7%.  Operating income for the quarter was $60.3 million and net income per share was $0.47.  The company’s fourth-quarter non-GAAP results include $3.6M million, or $0.03 per diluted share, in expenses related to the completed accounting investigation.  As a result of the restatement, the fourth quarter of 2009 includes a $2.6 million benefit, or $0.02 earnings per share.  In the third quarter 2009, the company reported non-GAAP gross margin of 23.1%, operating income of $63.8 million and $0.46 net income per share.  For the 2009 fourth quarter, the Components segment non-GAAP gross margin was 21.5% and Systems segment gross margin was 21.9%.  Non-GAAP figures are reconciled to the closest GAAP equivalent categories in the financial attachment of this press release.

 “We improved our working capital efficiency during the fourth quarter reducing inventories by 12%, generating positive operating cash flow and ending the year with more than $925 million in cash and investments,” said Dennis Arriola, SunPower’s CFO.  “Despite the difficult industry conditions in the first half of 2009, we grew revenue by 6% versus 2008.  With the completion of the audit committee investigation, our efforts will focus on strengthening the trust with our stakeholders, customers and employees while driving increased shareholder value.

“Looking forward, our acquisition of SunRay positions us for more predictable growth in the second half of 2010 and into 2011.  By extending into the development business, we expect to expand our gross profits as we monetize these power plants.  We will strategically use our balance sheet to accelerate the development of these projects.  This strategy will significantly shift the timing of revenue of these projects from the first half of the year to the second half of 2010,” concluded Arriola.

2010 Guidance
For fiscal year 2010, the company’s non-GAAP guidance is as follows: revenue of $2.0 billion to $2.25 billion, net income per diluted share of $1.25 to $1.65, capital expenditures of $375 million to $475 million, and solar cell production of approximately 550 MW.  For fiscal year 2010, the company’s GAAP guidance is as follows: revenue of $2.00 billion to $2.25 billion and net income per diluted share of $0.05 to $0.35.

For the first quarter of 2010, the company’s non-GAAP guidance is as follows: revenue of $330 million to $350 million and net income per diluted share of approximately $0.05.   Guidance for the first quarter of 2010 includes the negative impact of $3.3 million or $0.03 per diluted share in SunRay acquisition costs and $5.3 million or $0.04 per diluted share in costs associated with the company’s accounting investigation.

For the first quarter of 2010, the company’s GAAP guidance is as follows:  revenue of $330 million to $350 million and net income per diluted share of approximately breakeven.  Guidance includes the negative impact from the company’s accounting investigation and SunRay acquisition referenced above.

This press release contains both GAAP and non-GAAP financial information.  Non-GAAP figures are reconciled to the closest GAAP equivalent categories in the financial attachment of this press release.  Please note that the company has posted supplemental information and slides related to its fourth quarter 2009 performance on the Events and Presentations section of the SunPower Investor Relations page at http://investors.sunpowercorp.com/events.cfm.  The capacity of power plants in this release is described in approximate MW on an alternating current (ac) basis while supply agreements are expressed in direct current (dc).

About SunPower
Founded in 1985, SunPower Corp. (Nasdaq: SPWRA, SPWRB) designs, manufactures and delivers the planet's most powerful solar technology broadly available today. Residential, business, government and utility customers rely on the company's experience and proven results to maximize return on investment. With headquarters in San Jose, Calif., SunPower has offices in North America, Europe, Australia and Asia. For more information, visit www.sunpowercorp.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The company uses words and phrases such as “pipeline,” “to be completed,” “rapid,” “growth,” “expanding,” “continues,” “grow,” “opportunities,” “planed,” “looking forward,” “see,” “demand,” “remaining,” “position,” “continued,” “predictable,” “will,” “guidance,” and “expects” to identify forward-looking statements in this press release, including forward-looking statements regarding:  (a) acquisition of SunRay and increase in business pipeline of 1.2 gigawatt pipeline of opportunities in Europe, Middle East and Africa, including including more than 80 MW planned for delivery in Italy in 2010; (b) 200 MW, 5-year supply agreement with Southern California Edison; (c) construction schedule for 19-MW power plant for Xcel Energy; (d) rapid growth, expanding customer base, growing global UPP pipeline, and strong demand for 2010 across all segments; (e) improving credit conditions and bankability of SunPower projects; (f) the company’s ability to offer competitive levelized cost of energy; (g) possible multi-year supply agreements in the company’s UPP business and continued success in R&C; (h) increasing shareholder value; (i) predictable growth and expanding gross margins when the company monetizes power plants; (j) using the company’s balance sheet to accelerate project development; (k) shifting revenue from first half of 2010 to second half of 2010; (l) GAAP and non-GAAP fiscal year 2010 revenue and net income per diluted share; (m) 2010 capital expenditures and solar cell production; (n) GAAP and non-GAAP first quarter 2010 revenue and net income per diluted share; and (o) estimated SunRay acquisition costs and accounting investigation costs.  Such forward-looking statements are based on information available to the company as of the date of this release and involve a number of risks and uncertainties, some beyond the company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as:  (i) the company’s ability to obtain and maintain an adequate supply of raw materials and components, as well as the price it pays for such items; (ii) general business and economic conditions, including seasonality of the industry; (iii) growth trends in the solar power industry; (iv) the continuation of governmental and related economic incentives promoting the use of solar power, particularly in Europe, Middle East, and Africa within the acquired pipeline; (v) the improved availability of third-party financing arrangements for the company’s customers; (vi) construction difficulties or potential delays, including permitting and transmission access and upgrades; (vii) the company’s ability to ramp new production lines and realize expected manufacturing efficiencies; (viii) manufacturing difficulties that could arise; (ix) the success of the company’s ongoing research and development efforts to compete with other companies and competing technologies; (x) the company’s ability to sell or otherwise monetize power plants; (xi) SCE's exercising early termination rights to purchase less than 200 megawatts during the term of the agreement; (xii) the satisfaction of closing conditions and the possibility that SunRay acquisition may not be completed; (xiii) potential difficulties associated with integrating the combined businesses; and (xiv) other risks described in the company’s Annual Report on Form 10-K for the year ended December 28, 2008, its Quarterly Report on Form 10-Q for the quarter ended September 27, 2009, and other filings with the Securities and Exchange Commission.  These forward-looking statements should not be relied upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Segment Reporting Information

For fourth quarter 2009 reporting purposes, the Systems segment generally represents products and services sold directly to the system owner.  Additionally, both SunPower and third-party solar panels sold through the Systems segment channels are recorded as Systems segment revenue. The Components segment primarily represents products sold to installers and resellers.

Non-GAAP Measures

To supplement the consolidated financial results prepared under GAAP, SunPower uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude non-cash charges related to amortization of intangible assets, stock-based compensation, impairment of long-lived assets and interest expense, non-cash gain on purchased options related to the company’s convertible debt offering, and its related tax effects.  Management does not consider these charges in evaluating the core operational activities of SunPower.  Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate SunPower’s current performance.  Most analysts covering SunPower use the non-GAAP measures as well.  Given management’s use of these non-GAAP measures, SunPower believes these measures are important to investors in understanding SunPower’s current and future operating results as seen through the eyes of management.  In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in SunPower’s core business across different time periods.  These non-GAAP measures are not in accordance with or an alternative for GAAP financial data and may be different from non-GAAP measures used by other companies.

Fiscal Periods
The Company reports on a fiscal-year basis and ends its quarters on the Sunday closest to the end of the applicable calendar quarter, except in a 53-week fiscal year, in which case the additional week falls into the fourth quarter of that fiscal year. Fiscal year 2009 consists of 53 weeks while fiscal year 2008 consists of 52 weeks. The third quarter of fiscal 2009 ended on September 27, 2009 and the third quarter of fiscal 2008 ended on September 29, 2008.

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SunPower is a registered trademark of SunPower Corp. All other trademarks are the property of their respective owners.

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

(Unaudited)

	Jan. 3,	Dec. 28,
	2010	2008
		(As Restated)
ASSETS

Cash and cash equivalents	$615,879	$202,331
Restricted cash	310,658	175,277
Investments	172	40,756
Accounts receivable, net	248,833	194,222
Costs and estimated earnings in excess of billings	26,062	29,750
Inventories	202,301	248,255
Prepaid expenses and other assets	196,022	170,851
Advances to suppliers	190,628	162,610
Property, plant and equipment, net	682,344	622,484
Goodwill and other intangible assets, net	223,137	236,210

Total assets	$2,696,036	$2,082,746

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable	$234,692	$259,429
Accrued and other liabilities	190,830	186,831
Bank loans	248,953	54,598
Convertible debt	536,574	357,173
Billings in excess of costs and estimated earnings	17,346	15,634
Customer advances	92,120	110,394

Total liabilities	1,320,515	984,059

Stockholders' equity	1,375,521	1,098,687

Total liabilities and stockholders' equity	$2,696,036	$2,082,746

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

(Unaudited)

	THREE MONTHS ENDED					TWELVE MONTHS ENDED
	Jan. 3,	Sep. 27,	Jun. 28,	Mar. 29,	Dec. 28,	Jan. 3,	Dec. 28,
	2010	2009	2009	2009	2008	2010	2008
		(As Restated)	(As Restated)	(As Restated)	(As Restated)		(As Restated)
Revenue:
Systems	$207,630	$167,466	$110,421	$103,953	$174,976	$589,470	$823,307
Components	340,308	297,895	188,920	107,690	223,109	934,813	614,287
	547,938	465,361	299,341	211,643	398,085	1,524,283	1,437,594

Cost of revenue:
Cost of systems revenue	165,164	142,070	96,036	95,324	139,730	498,594	659,752
Cost of components revenue	271,797	223,461	162,627	84,084	146,608	741,969	428,221
	436,961	365,531	258,663	179,408	286,338	1,240,563	1,087,973

Gross margin	110,977	99,830	40,678	32,235	111,747	283,720	349,621

Operating expenses:
Research and development	8,575	8,250	6,937	7,880	5,970	31,642	21,474
Selling, general and administrative	59,733	45,332	42,775	42,404	50,599	190,244	173,740

Total operating expenses	68,308	53,582	49,712	50,284	56,569	221,886	195,214

Operating income (loss)	42,669	46,248	(9,034)	(18,049)	55,178	61,834	154,407

Other income (expense):
Gain on purchased options	-	-	21,193	-	-	21,193	-
Interest and other income (expense), net	(11,436)	(9,269)	(5,956)	(12,094)	(21,739)	(38,755)	(38,338)

Other income (expense), net	(11,436)	(9,269)	15,237	(12,094)	(21,739)	(17,562)	(38,338)

Income (loss) before income taxes and equity in earnings of unconsolidated investees	31,233	36,979	6,203	(30,143)	33,439	44,272	116,069

Provision for (benefit from) income taxes	25,485	19,962	(5,223)	(19,196)	13,250	21,028	40,618

Income (loss) before equity in earnings of unconsolidated investees	5,748	17,017	11,426	(10,947)	20,189	23,244	75,451

Equity in earnings of unconsolidated investees, net of taxes	2,924	2,627	3,133	1,245	8,271	9,929	14,077

Net income (loss)	$8,672	$19,644	$14,559	$(9,702)	$28,460	$33,173	$89,528

Net income (loss) per share of class A and class B common stock:
- Basic	$0.09	$0.21	$0.16	$(0.12)	$0.34	$0.36	$1.10
- Diluted	$0.09	$0.20	$0.16	$(0.12)	$0.33	$0.36	$1.05

Weighted-average shares:
- Basic	94,910	94,668	90,873	83,749	83,244	91,050	80,522
- Diluted	96,447	105,031	92,640	83,749	85,356	92,746	83,947

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

(Unaudited)

	THREE MONTHS ENDED					TWELVE MONTHS ENDED
	Jan. 3,	Sep. 27,	Jun. 28,	Mar. 29,	Dec. 28,	Jan. 3,	Dec. 28,
	2010	2009	2009	2009	2008	2010	2008
		(As Restated)	(As Restated)	(As Restated)	(As Restated)		(As Restated)
Cash flows from operating activities:
Net income (loss)	$8,672	$19,644	$14,559	$(9,702)	$28,460	$33,173	$89,528
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Stock-based compensation	12,790	13,074	12,076	9,054	18,194	46,994	70,220
Depreciation	24,282	21,414	20,569	18,365	18,376	84,630	54,473
Amortization of other intangible assets	4,178	4,146	4,098	4,052	4,210	16,474	16,762
Impairment of investments and long-lived assets	(554)	190	489	1,318	4,475	1,443	7,611
Non-cash interest expense	5,744	5,250	5,915	5,021	4,192	21,930	16,909
Amortization of debt issuance costs	687	733	1,184	537	537	3,141	2,148
Gain on purchased options	-	-	(21,193)	-	-	(21,193)	-
Equity in earnings of unconsolidated investees	(2,924)	(2,627)	(3,133)	(1,245)	(8,271)	(9,929)	(14,077)
Excess tax benefits from stock-based award activity	(10,522)	(7,127)	-	-	(12,089)	(17,649)	(40,696)
Deferred income taxes and other tax liabilities	24,583	15,025	(12,782)	(17,003)	(8,467)	9,823	17,363
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(7,225)	(18,794)	(65,422)	40,931	(2,251)	(50,510)	(57,575)
Costs and estimated earnings in excess of billings	47,602	(60,071)	21,257	(3,178)	30,869	5,610	9,256
Inventories	25,964	21,695	92,130	(86,049)	(60,282)	53,740	(95,712)
Prepaid expenses and other assets	(6,476)	15,465	(33,751)	11,671	(32,157)	(13,091)	(59,284)
Advances to suppliers	(53,068)	3,435	13,746	7,993	(17,805)	(27,894)	1,297
Accounts payable and other accrued liabilities	19,193	93,380	(79,695)	(24,798)	73,440	4,538	150,078
Billings in excess of costs and estimated earnings	(130)	(33,479)	34,440	88	5,501	919	(53,595)
Customer advances	(4,770)	(5,553)	2,094	(10,180)	(5,759)	(18,409)	40,125
Net cash provided by (used in) operating activities	88,026	85,800	6,581	(53,125)	41,173	123,740	154,831

Cash flows from investing activities:
Decrease (increase) in restricted cash and cash equivalents	10,128	(103,247)	(33,151)	(9,185)	(65,237)	(135,455)	(107,390)
Purchases of property, plant and equipment	(18,187)	(37,957)	(59,566)	(52,101)	(115,163)	(167,811)	(265,905)
Proceeds from sale of equipment to third-party	83	1,976	7,902	-	-	9,961	-
Purchases of available-for-sale securities	-	-	-	-	-	-	(65,748)
Proceeds from sales or maturities of available-for-sale securities	9,604	9,867	1,501	18,177	21,885	39,149	155,833
Cash paid for acquisitions, net of cash acquired	-	-	-	-	-	-	(18,311)
Cash paid for investments in joint ventures and other non-public companies	(903)	(1,500)	-	-	-	(2,403)	(24,625)
Net cash provided by (used in) investing activities	725	(130,861)	(83,314)	(43,109)	(158,515)	(256,559)	(326,146)

Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of issuance costs	54,008	54,701	29,773	51,232	54,598	193,256	54,598
Proceeds from issuance of convertible debt, net of issuance costs	-	-	225,018	-	-	225,018	-
Proceeds from offering of class A common stock, net of offering expenses	-	(114)	218,895	-	-	218,781	-
Cash paid for repurchased convertible debt	-	(7,687)	(67,949)	-	(1,187)	(75,636)	(1,187)
Cash paid for purchased options	-	-	(97,336)	-	-	(97,336)	-
Proceeds from warrant transactions	-	-	71,001	-	-	71,001	-
Proceeds from exercise of stock options	121	570	442	396	1,342	1,529	5,128
Excess tax benefits from stock-based award activity	10,522	7,127	-	-	12,089	17,649	40,696
Purchases of stock for tax withholding obligations on vested restricted stock	(619)	(586)	(763)	(2,359)	(829)	(4,327)	(6,682)
Net cash provided by financing activities	64,032	54,011	379,081	49,269	66,013	549,935	92,553

Effects of exchange rate changes on cash and equivalents	(9,030)	6,341	5,377	(6,256)	(2,955)	(3,568)	(4,121)
Net increase (decrease) in cash and cash equivalents	143,753	15,291	307,725	(53,221)	(54,285)	413,548	(82,883)
Cash and cash equivalents at beginning of period	$472,126	456,835	149,110	202,331	256,616	202,331	285,214
Cash and cash equivalents at end of period	$615,879	$472,126	$456,835	$149,110	$202,331	$615,879	$202,331

Non-cash transactions:
Additions to property, plant and equipment included in accounts payable and other accrued liabilities	$7,320	$-	$-	$18,780	$-	$-	$21,722
Non-cash interest expense capitalized and added to the cost of qualified assets	508	873	1,510	2,073	2,563	4,964	8,930
Issuance of common stock for purchase acquisition	-	-	1,471	-	-	1,471	3,054
Issuance of common stock for repurchased convertible debt	-	-	-	-	40	-	40
Change in goodwill relating to adjustments to acquired net assets	-	-	-	-	945	-	1,176

(In thousands, except per share data)

	THREE MONTHS ENDED					TWELVE MONTHS ENDED
	Jan. 3,	Sep. 27,	Jun. 28,	Mar. 29,	Dec. 28,	Jan. 3,	Dec. 28,
	2010	2009	2009	2009	2008	2010	2008
		(As Restated)	(As Restated)	(As Restated)	(As Restated)		(As Restated)
	(Presented on a GAAP Basis)
Gross margin	$110,977	$99,830	$40,678	$32,235	$111,747	$283,720	$349,621
Operating income (loss)	$42,669	$46,248	$(9,034)	$(18,049)	$55,178	$61,834	$154,407
Net income (loss) per share of class A and class B common stock:
-Basic	$0.09	$0.21	$0.16	$(0.12)	$0.34	$0.36	$1.10
-Diluted	$0.09	$0.20	$0.16	$(0.12)	$0.33	$0.36	$1.05

(In thousands, except per share data)

	THREE MONTHS ENDED					TWELVE MONTHS ENDED
	Jan. 3,	Sep. 27,	Jun. 28,	Mar. 29,	Dec. 28,	Jan. 3,	Dec. 28,
	2010	2009	2009	2009	2008	2010	2008
		(As Restated)	(As Restated)	(As Restated)	(As Restated)		(As Restated)
	(Presented on a non-GAAP Basis)
Gross margin	$118,661	$107,299	$49,270	$36,424	$120,165	$311,654	$383,503
Operating income (loss)	$60,271	$63,833	$8,380	$(4,443)	$77,899	$128,041	$244,386
Net income (loss) per share of class A and class B common stock:
-Basic	$0.48	$0.50	$0.09	$(0.09)	$0.68	$1.03	$2.22
-Diluted	$0.47	$0.46	$0.09	$(0.09)	$0.66	$1.01	$2.13

About SunPower’s Non-GAAP Financial Measures

To supplement its consolidated financial results presented in accordance with GAAP, SunPower uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude non-cash charges related to amortization of intangible assets, stock-based compensation, impairment of long-lived assets and interest expense, non-cash gain on purchased options related to its convertible debt offering, and the related tax effects of these non-GAAP adjustments. The specific non-GAAP measures listed below are gross margin, operating income and net income per share. Management believes that each of these non-GAAP measures (gross margin, operating income and net income per share) are useful to investors by enabling them to better assess changes in each of these key elements of SunPower's results of operations across different reporting periods on a consistent basis, independent of these non-cash items. Thus, each of these non-GAAP financial measures provides investors with another method for assessing SunPower's operating results in a manner that is focused on its ongoing core operating performance, absent the effects of amortization of intangible assets, stock-based compensation, impairment of long-lived assets, interest expense and a gain on purchased options related to its convertible debt offering. Management also uses these non-GAAP measures internally to assess the business and financial performance of current and historical results, for strategic decision making, forecasting future results and evaluating the company's current performance. Many of the analysts covering SunPower also use these non-GAAP measures in their analyses. These non-GAAP measures are not in accordance with or an alternative for GAAP financial data, the non-GAAP results should be reviewed together with the GAAP results and are not intended to serve as a substitute for results under GAAP, and may be different from non-GAAP measures used by other companies.

o  Non-GAAP gross margin. The use of this non-GAAP financial measure allows management to evaluate the gross margin of the company's core businesses and trends across different reporting periods on a consistent basis, independent of non-cash items including amortization of intangible assets, stock-based compensation, impairment of long-lived assets and interest expense. In addition, it is an important component of management's internal performance measurement process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents this non-GAAP financial measure to enable investors and analysts to evaluate SunPower’s revenue generation performance relative to the direct costs of revenue of its core businesses.

o  Non-GAAP operating income. The use of this non-GAAP financial measure allows management to evaluate the operating results of the company's core businesses and trends across different reporting periods on a consistent basis, independent of non-cash items including amortization of intangible assets, stock-based compensation, impairment of long-lived assets and interest expense. In addition, it is an important component of management's internal performance measurement process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents this non-GAAP financial measure to enable investors and analysts to understand the results of operations of the company’s core businesses and to compare results of operations on a more consistent basis against that of other companies in the industry.

o  Non-GAAP net income per share. Management presents this non-GAAP financial measure to enable investors and analysts to assess the company's operating results and trends across different reporting periods on a consistent basis, independent of non-cash items including amortization of intangible assets, stock-based compensation, impairment of long-lived assets, interest expense, a gain on purchased options related to its convertible debt offering and the tax effects of these non-GAAP adjustments. In addition, investors and analysts can compare SunPower's operating results on a more consistent basis against that of other companies in the industry. It should be noted that diluted weighted-average shares are determined on a GAAP basis and the resulting share count is used for computing both GAAP and Non-GAAP diluted net income per share.

Non-Cash Items

o  Amortization of intangible assets. SunPower incurs amortization of intangible assets as a result of acquisitions, which includes in-process research and development, purchased technology, patents and trade names. SunPower excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from prior acquisitions and have no direct correlation to the operation of SunPower’s core businesses.

o  Stock-based compensation. Stock-based compensation relates primarily to SunPower stock awards such as stock options and restricted stock. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are difficult to predict. As a result of this unpredictability, management excludes this item from its internal operating forecasts and models. Management believes that non-GAAP measures adjusted for stock-based compensation provide investors with a basis to measure the company’s core performance against the performance of other companies without the variability created by stock-based compensation.

o  Impairment of long-lived assets. SunPower incurred an impairment of long-lived assets in the first quarter of fiscal 2008, which relates to the discontinuation of its imaging detector product line. SunPower excluded this item because the expense is not reflective of its ongoing operating results in the period incurred. Excluding this data provides investors with a basis to compare the company’s performance against the performance of other companies without non-cash expenses such as impairment of long-lived assets.

o  Non-cash interest expense. Under new accounting guidance, SunPower separately accounts for the liability and equity components of its convertible debt in a manner that reflects interest expense equal to its non-convertible debt borrowing rate. As a result, SunPower incurs interest expense that is substantially higher than interest payable on its 1.25% senior convertible debentures and 0.75% senior convertible debentures. SunPower excludes non-cash interest expense because the expense is not reflective of its ongoing financial results in the period incurred. Excluding this data provides investors with a basis to compare the company’s performance against the performance of other companies without non-cash interest expense.

o  Gain on purchased options related to SunPower’s convertible debt offering. In connection with the issuance of its 4.75% senior convertible debentures in May 2009, SunPower entered into certain convertible debenture hedge transactions with respect to its class A common stock intended to reduce the potential dilution that would occur upon conversion of the debentures. The convertible debenture hedge transactions consisting of call option instruments are deemed to be a mark-to-market derivative during the period in which the over-allotment option in favor of the debenture underwriters is unexercised. SunPower entered into the underwriting agreement on April 28, 2009 and the debenture underwriters exercised the over-allotment option on April 29, 2009. During the one-day period that the underwriters’ over-allotment option was outstanding, SunPower’s class A common stock price increased substantially. SunPower excluded the $21.2 million gain relating to the purchased options from its non-GAAP results because it was not realized in cash and it is not reflective of the company’s ongoing financial results. Excluding this data provides investors with a basis to compare the company’s performance against the performance of other companies without non-cash income from a gain on purchased options.

o  Tax effect. This amount is used to present each of the amounts described above on an after-tax basis with the presentation of non-GAAP net income per share.

For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliations of GAAP results of operations measures to non-GAAP measures" set forth at the end of this release and which should be read together with the preceding financial statements prepared in accordance with GAAP.

SUNPOWER CORPORATION
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(Unaudited)
(In thousands, except per share data)

STATEMENT OF OPERATIONS DATA:

	THREE MONTHS ENDED					TWELVE MONTHS ENDED
	Jan. 3,	Sep. 27,	Jun. 28,	Mar. 29,	Dec. 28,	Jan. 3,	Dec. 28,
	2010	2009	2009	2009	2008	2010	2008
		(As Restated)	(As Restated)	(As Restated)	(As Restated)		(As Restated)
GAAP gross margin	$110,977	$99,830	$40,678	$32,235	$111,747	$283,720	$349,621
Amortization of intangible assets	2,807	2,802	2,795	2,793	2,930	11,197	11,996
Stock-based compensation expense	4,243	4,302	4,557	896	5,171	13,998	18,889
Impairment of long-lived assets	-	-	-	-	-	-	2,203
Non-cash interest expense	634	365	1,240	500	317	2,739	794
Non-GAAP gross margin	$118,661	$107,299	$49,270	$36,424	$120,165	$311,654	$383,503

GAAP operating income (loss)	$42,669	$46,248	$(9,034)	$(18,049)	$55,178	$61,834	$154,407
Amortization of intangible assets	4,178	4,146	4,098	4,052	4,210	16,474	16,762
Stock-based compensation expense	12,790	13,074	12,076	9,054	18,194	46,994	70,220
Impairment of long-lived assets	-	-	-	-	-	-	2,203
Non-cash interest expense	634	365	1,240	500	317	2,739	794
Non-GAAP operating income (loss)	$60,271	$63,833	$8,380	$(4,443)	$77,899	$128,041	$244,386

NET INCOME PER SHARE:

	THREE MONTHS ENDED					TWELVE MONTHS ENDED
	Jan. 3,	Sep. 27,	Jun. 28,	Mar. 29,	Dec. 28,	Jan. 3,	Dec. 28,
	2010	2009	2009	2009	2008	2010	2008
		(As Restated)	(As Restated)	(As Restated)	(As Restated)		(As Restated)
Basic:
GAAP net income (loss) per share	$0.09	$0.21	$0.16	$(0.12)	$0.34	$0.36	$1.10
Reconciling items:
Amortization of intangible assets	0.04	0.04	0.04	0.05	0.05	0.18	0.21
Stock-based compensation expense	0.13	0.14	0.13	0.11	0.22	0.51	0.86
Impairment of long-lived assets	-	-	-	-	-	-	0.03
Non-cash interest expense	0.06	0.06	0.06	0.06	0.05	0.24	0.21
Gain on purchased options	-	-	(0.23)	-	-	(0.23)	-
Tax effect	0.16	0.05	(0.07)	(0.19)	0.02	(0.03)	(0.19)
Non-GAAP net income (loss) per share	$0.48	$0.50	$0.09	$(0.09)	$0.68	$1.03	$2.22

Diluted:
GAAP net income (loss) per share	$0.09	$0.20	$0.16	$(0.12)	$0.33	$0.36	$1.05
Reconciling items:
Amortization of intangible assets	0.04	0.04	0.04	0.05	0.05	0.18	0.20
Stock-based compensation expense	0.13	0.12	0.13	0.11	0.21	0.50	0.83
Impairment of long-lived assets	-	-	-	-	-	-	0.03
Non-cash interest expense	0.06	0.05	0.06	0.06	0.05	0.24	0.20
Gain on purchased options	-	-	(0.23)	-	-	(0.23)	-
Tax effect	0.15	0.05	(0.07)	(0.19)	0.02	(0.04)	(0.18)
Non-GAAP net income (loss) per share	$0.47	$0.46	$0.09	$(0.09)	$0.66	$1.01	$2.13

Weighted-average shares:

GAAP net income (loss) per share:
- Basic	94,910	94,668	90,873	83,749	83,244	91,050	80,522
- Diluted	96,447	105,031	92,640	83,749	85,356	92,746	83,947

Non-GAAP net income (loss) per share:
- Basic	94,910	94,668	90,873	83,749	83,244	91,050	80,522
- Diluted	96,447	105,031	92,640	83,749	85,356	92,746	83,947

The following supplemental data represents the individual charges and credits that are excluded from SunPower’s non-GAAP financial measures for each period presented in the Condensed Consolidated Statements of Operations contained herein.

SUPPLEMENTAL DATA
(In thousands)

	THREE MONTHS ENDED
	January 3, 2010
	Gross Margin		Research and	Selling, general	Interest and other	Income tax
	Systems	Components	development	and administrative	income (expense), net	provision
Amortization of intangible assets	$1,841	$966	$-	$1,371	$-	$-
Stock-based compensation expense	1,004	3,239	1,647	6,900	-	-
Non-cash interest expense	186	448	-	-	5,110	-
Tax effect	-	-	-	-	-	14,540
	$3,031	$4,653	$1,647	$8,271	$5,110	$14,540

	September 27, 2009
	Gross Margin		Research and	Selling, general	Interest and other	Income tax
	Systems	Components	development	and administrative	income (expense), net	provision
Amortization of intangible assets	$1,841	$961	$-	$1,344	$-	$-
Stock-based compensation expense	1,494	2,808	1,736	7,036	-	-
Non-cash interest expense	87	278	-	-	4,885	-
Tax effect	-	-	-	-	-	4,928
	$3,422	$4,047	$1,736	$8,380	$4,885	$4,928

	June 28, 2009
	Gross Margin		Research and	Selling, general	Interest and other	Income tax
	Systems	Components	development	and administrative	income (expense), net	provision
Amortization of intangible assets	$1,841	$954	$-	$1,303	$-	$-
Stock-based compensation expense	1,474	3,083	1,566	5,953	-	-
Non-cash interest expense	347	893	-	-	4,675	-
Gain on purchased options	-	-	-	-	(21,193)	-
Tax effect	-	-	-	-	-	(7,009)
	$3,662	$4,930	$1,566	$7,256	$(16,518)	$(7,009)

	March 29, 2009
	Gross Margin		Research and	Selling, general	Interest and other	Income tax
	Systems	Components	development	and administrative	income (expense), net	provision (benefit)
Amortization of intangible assets	$1,841	$952	$-	$1,259	$-	$-
Stock-based compensation expense	298	598	1,347	6,811	-	-
Non-cash interest expense	230	270	-	-	4,521	-
Tax effect	-	-	-	-	-	(16,161)
	$2,369	$1,820	$1,347	$8,070	$4,521	$(16,161)

	December 28, 2008
	Gross Margin		Research and	Selling, general	Interest and other	Income tax
	Systems	Components	development	and administrative	income (expense), net	provision
Amortization of intangible assets	$1,841	$1,089	$-	$1,280	$-	$-
Stock-based compensation expense	3,084	2,087	1,218	11,805	-	-
Non-cash interest expense	86	231	-	-	3,875	-
Tax effect	-	-	-	-	-	1,949
	$5,011	$3,407	$1,218	$13,085	$3,875	$1,949

	TWELVE MONTHS ENDED
	January 3, 2010
	Gross Margin		Research and	Selling, general	Interest and other	Income tax
	Systems	Components	development	and administrative	income (expense), net	provision
Amortization of intangible assets	$7,364	$3,833	$-	$5,277	$-	$-
Stock-based compensation expense	4,270	9,728	6,296	26,700	-	-
Non-cash interest expense	850	1,889	-	-	19,191	-
Gain on purchased options	-	-	-	-	(21,193)	-
Tax effect	-	-	-	-	-	(3,702)
	$12,484	$15,450	$6,296	$31,977	$(2,002)	$(3,702)

	December 28, 2008
	Gross Margin		Research and	Selling, general	Interest and other	Income tax
	Systems	Components	development	and administrative	income (expense), net	provision
Amortization of intangible assets	$7,691	$4,305	$-	$4,766	$-	$-
Stock-based compensation expense	10,745	8,144	3,988	47,343	-	-
Impairment of long-lived assets	-	2,203	-	-	-	-
Non-cash interest expense	287	507	-	-	16,115	-
Tax effect	-	-	-	-	-	(14,896)
	$18,723	$15,159	$3,988	$52,109	$16,115	$(14,896)

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 28, 2008			Twelve Months Ended December 28, 2008
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported, As Adjusted (1)	Restatement Adjustments	As Restated

Revenue:
Systems	$177,858	$(2,882)	$174,976	$820,632	$2,675	$823,307
Components	223,109	-	223,109	614,287	-	614,287
	400,967	(2,882)	398,085	1,434,919	2,675	1,437,594
Cost of revenue:
Cost of systems revenue	142,591	(2,861)	139,730	653,907	5,845	659,752
Cost of components revenue	147,045	(437)	146,608	418,333	9,888	428,221
	289,636	(3,298)	286,338	1,072,240	15,733	1,087,973

Gross margin	111,331	416	111,747	362,679	(13,058)	349,621

Operating expenses:
Research and development	5,970	-	5,970	21,474	-	21,474
Selling, general and administrative	50,599	-	50,599	173,740	-	173,740
Total operating expenses	56,569	-	56,569	195,214	-	195,214
Operating income	54,762	416	55,178	167,465	(13,058)	154,407
Other income (expense), net	(20,741)	(998)	(21,739)	(38,338)	-	(38,338)
Income before income taxes and equity in earnings of unconsolidated investees	34,021	(582)	33,439	129,127	(13,058)	116,069
Provision for income taxes	12,742	508	13,250	44,017	(3,399)	40,618
Income before equity in earnings of unconsolidated investees	21,279	(1,090)	20,189	85,110	(9,659)	75,451
Equity in earnings of unconsolidated investees	10,071	(1,800)	8,271	14,077	-	14,077
Net income	$31,350	$(2,890)	$28,460	$99,187	$(9,659)	$89,528

Net income per share of class A and class B common stock:
Basic	$0.37	$(0.03)	$0.34	$1.22	$(0.12)	$1.10
Diluted	$0.36	$(0.03)	$0.33	$1.17	$(0.12)	$1.05

Weighted-average shares:
Basic	83,244		83,244	80,522		80,522
Diluted	85,356		85,356	83,947		83,947

(1) Includes retrospective application for adoption of new accounting guidance for convertible debt instruments that may be settled in cash upon conversion.

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 29, 2009			Three Months Ended June 28, 2009			Three Months Ended September 27, 2009
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated

Revenue:
Systems	$106,097	$(2,144)	$103,953	$108,724	$1,697	$110,421	$168,412	$(946)	$167,466
Components	107,690	-	107,690	188,920	-	188,920	297,895	-	297,895
	213,787	(2,144)	211,643	297,644	1,697	299,341	466,307	(946)	465,361
Cost of revenue:
Cost of systems revenue	88,351	6,973	95,324	91,793	4,243	96,036	144,859	(2,789)	142,070
Cost of components revenue	77,688	6,396	84,084	147,388	15,239	162,627	232,164	(8,703)	223,461
	166,039	13,369	179,408	239,181	19,482	258,663	377,023	(11,492)	365,531

Gross margin	47,748	(15,513)	32,235	58,463	(17,785)	40,678	89,284	10,546	99,830

Operating expenses:
Research and development	7,964	(84)	7,880	6,853	84	6,937	8,250	-	8,250
Selling, general and administrative	42,283	121	42,404	41,755	1,020	42,775	46,473	(1,141)	45,332
Total operating expenses	50,247	37	50,284	48,608	1,104	49,712	54,723	(1,141)	53,582
Operating income (loss)	(2,499)	(15,550)	(18,049)	9,855	(18,889)	(9,034)	34,561	11,687	46,248
Other income (expense)
Gain on purchased options	-	-	-	21,193	-	21,193	-	-	-
Interest and other income (expense), net	(12,094)	-	(12,094)	(5,956)	-	(5,956)	(9,269)	-	(9,269)
Other income (expense), net	(12,094)	-	(12,094)	15,237	-	15,237	(9,269)	-	(9,269)
Income (loss) before income taxes and equity in earnings of unconsolidated investees	(14,593)	(15,550)	(30,143)	25,092	(18,889)	6,203	25,292	11,687	36,979
Provision for (benefit from) income taxes	(8,562)	(10,634)	(19,196)	4,054	(9,277)	(5,223)	15,088	4,874	19,962
Income (loss) before equity in earnings of unconsolidated investees	(6,031)	(4,916)	(10,947)	21,038	(9,612)	11,426	10,204	6,813	17,017
Equity in earnings of unconsolidated investees	1,245	-	1,245	3,133	-	3,133	2,627	-	2,627
Net income (loss)	$(4,786)	$(4,916)	$(9,702)	$24,171	$(9,612)	$14,559	$12,831	$6,813	$19,644

Net income (loss) per share of class A and class B common stock:
Basic	$(0.06)	$(0.06)	$(0.12)	$0.27	$(0.11)	$0.16	$0.14	$0.07	$0.21
Diluted	$(0.06)	$(0.06)	$(0.12)	$0.26	$(0.10)	$0.16	$0.13	$0.07	$0.20

Weighted-average shares:
Basic	83,749		83,749	90,873		90,873	94,668		94,668
Diluted	83,749		83,749	98,412		92,640	96,319		105,031

SUNPOWER CORPORATION
NON-GAAP MEASURES
(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 28, 2008			Twelve Months Ended December 28, 2008
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported, As Adjusted (1)	Restatement Adjustments	As Restated

Gross margin	$119,749	$416	$120,165	$396,561	$(13,058)	$383,503

Operating income	$77,483	$416	$77,899	$257,444	$(13,058)	$244,386

Net income per share of class A and class B common stock:
Basic	$0.71	$(0.03)	$0.68	$2.33	$(0.11)	$2.22
Diluted	$0.69	$(0.03)	$0.66	$2.24	$(0.11)	$2.13

Weighted-average shares:
Basic	83,244		83,244	80,522		80,522
Diluted	85,356		85,356	83,947		83,947

(1) Includes retrospective application for adoption of new accounting guidance for convertible debt instruments that may be settled in cash upon conversion.

SUNPOWER CORPORATION
NON-GAAP MEASURES
(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 29, 2009			Three Months Ended June 28, 2009			Three Months Ended September 27, 2009
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated

Gross margin	$51,864	$(15,440)	$36,424	$67,128	$(17,858)	$49,270	$96,753	$10,546	$107,299

Operating income (loss)	$11,536	$(15,979)	$(4,443)	$26,840	$(18,460)	$8,380	$52,146	$11,687	$63,833

Net income (loss) per share of class A and class B common stock:
Basic	$0.05	$(0.14)	$(0.09)	$0.25	$(0.16)	$0.09	$0.42	$0.08	$0.50
Diluted	$0.05	$(0.14)	$(0.09)	$0.24	$(0.15)	$0.09	$0.42	$0.04	$0.46

Weighted-average shares:
Basic	83,749		83,749	90,873		90,873	94,668		94,668
Diluted	85,579		83,749	98,412		92,640	96,319		105,031

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

(Unaudited)

	Three Months Ended December 28, 2008			Twelve Months Ended December 28, 2008
	As Previously Reported, As Adjusted (1)	Restatement Adjustments	As Restated	As Previously Reported, As Adjusted (1)	Restatement Adjustments	As Restated

Cash flows from operating activities:
Net income	$31,350	$(2,890)	$28,460	$99,187	$(9,659)	$89,528
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	18,194	-	18,194	70,220	-	70,220
Depreciation	18,376	-	18,376	54,117	356	54,473
Amortization of other intangible assets	4,210	-	4,210	16,762	-	16,762
Impairment of investments and long-lived assets	4,475	-	4,475	7,611	-	7,611
Non-cash interest expense	4,192	-	4,192	16,909	-	16,909
Amortization of debt issuance costs	537	-	537	2,148	-	2,148
Equity in earnings of unconsolidated investees	(10,071)	1,800	(8,271)	(14,077)	-	(14,077)
Excess tax benefits from stock-based award activity	(7,625)	(4,464)	(12,089)	(41,524)	828	(40,696)
Deferred income taxes and other tax liabilities	(8,975)	508	(8,467)	20,763	(3,400)	17,363
Changes in operating assets and liabilities, net of effect of acquisitions:		-			-
Accounts receivable	(2,251)	-	(2,251)	(57,575)	-	(57,575)
Costs and estimated earnings in excess of billings	26,380	4,489	30,869	8,680	576	9,256
Inventories	(50,698)	(9,584)	(60,282)	(98,999)	3,287	(95,712)
Prepaid expenses and other assets	(32,154)	(3)	(32,157)	(61,790)	2,506	(59,284)
Advances to suppliers	(17,805)	-	(17,805)	1,297	-	1,297
Accounts payable and other accrued liabilities	70,703	2,737	73,440	147,216	2,862	150,078
Billings in excess of costs and estimated earnings	2,641	2,860	5,501	(57,423)	3,828	(53,595)
Customer advances	(5,759)	-	(5,759)	40,125	-	40,125
Net cash provided by operating activities	45,720	(4,547)	41,173	153,647	1,184	154,831

Cash flows from investing activities:
Iincrease in restricted cash and cash equivalents	(65,237)	-	(65,237)	(107,390)	-	(107,390)
Purchases of property, plant and equipment	(115,247)	84	(115,163)	(265,549)	(356)	(265,905)
Purchases of available-for-sale securities	-	-	-	(65,748)	-	(65,748)
Proceeds from sales or maturities of available-for-sale securities	21,885	-	21,885	155,833	-	155,833
Cash paid for acquisitions, net of cash acquired	-	-	-	(18,311)	-	(18,311)
Cash paid for investments in joint ventures and other non-public companies	-	-	-	(24,625)	-	(24,625)
Net cash used in investing activities	(158,599)	84	(158,515)	(325,790)	(356)	(326,146)

Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of issuance costs	54,598	-	54,598	54,598	-	54,598
Cash paid for repurchased convertible debt	(1,187)	-	(1,187)	(1,187)	-	(1,187)
Proceeds from exercise of stock options	1,342	-	1,342	5,128	-	5,128
Excess tax benefits from stock-based award activity	7,625	4,464	12,089	41,524	(828)	40,696
Purchases of stock for tax withholding obligations on vested restricted stock	(829)	-	(829)	(6,682)	-	(6,682)
Net cash provided by financing activities	61,549	4,464	66,013	93,381	(828)	92,553

Effects of exchange rate changes on cash and equivalents	(2,955)	-	(2,955)	(4,121)	-	(4,121)
Net increase (decrease) in cash and cash equivalents	(54,285)	-	(54,285)	(82,883)	-	(82,883)
Cash and cash equivalents at beginning of period	256,616	-	256,616	285,214	-	285,214
Cash and cash equivalents at end of period	$202,331	$-	$202,331	$202,331	$-	$202,331

Non-cash transactions:
Additions to property, plant and equipment included in accounts payable and other accrued liabilities	$-	$-	$-	$28,485	$(6,763)	$21,722
Non-cash interest expense capitalized and added to the cost of qualified assets	2,563	-	2,563	8,930	-	8,930
Issuance of common stock for purchase acquisition	-	-	-	3,054	-	3,054
Issuance of common stock for repurchased convertible debt	40	-	40	40	-	40
Change in goodwill relating to adjustments to acquired net assets	945	-	945	1,176	-	1,176

(1) Includes retrospective application for adoption of new accounting guidance for convertible debt instruments that may be settled in cash upon conversion.

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

(Unaudited)

	Three Months Ended March 29, 2009			Three Months Ended June 28, 2009			Three Months Ended September 27, 2009
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated

Cash flows from operating activities:
Net income (loss)	$(4,786)	$(4,916)	$(9,702)	$24,171	$(9,612)	$14,559	$12,831	$6,813	$19,644
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Stock-based compensation	9,483	(429)	9,054	11,647	429	12,076	13,074	-	13,074
Depreciation	18,365	-	18,365	20,569	-	20,569	21,414	-	21,414
Amortization of other intangible assets	4,052	-	4,052	4,098	-	4,098	4,146	-	4,146
Impairment of investments and long-lived assets	1,318	-	1,318	489	-	489	190	-	190
Non-cash interest expense	5,021	-	5,021	5,915	-	5,915	5,250	-	5,250
Amortization of debt issuance costs	537	-	537	1,184	-	1,184	733	-	733
Gain on purchased options	-	-	-	(21,193)	-	(21,193)	-	-	-
Equity in earnings of unconsolidated investees	(1,245)	-	(1,245)	(3,133)	-	(3,133)	(2,627)	-	(2,627)
Excess tax benefits from stock-based award activity	-	-	-	(2,610)	2,610	-	(12,134)	5,007	(7,127)
Deferred income taxes and other tax liabilities	(6,369)	(10,634)	(17,003)	(3,505)	(9,277)	(12,782)	10,151	4,874	15,025
Changes in operating assets and liabilities, net of effect of acquisitions:		-
Accounts receivable	40,931	-	40,931	(65,422)	-	(65,422)	(18,794)	-	(18,794)
Costs and estimated earnings in excess of billings	(3,797)	619	(3,178)	23,168	(1,911)	21,257	(60,787)	716	(60,071)
Inventories	(95,870)	9,821	(86,049)	87,807	4,323	92,130	28,977	(7,282)	21,695
Prepaid expenses and other assets	11,913	(242)	11,671	(35,291)	1,540	(33,751)	15,438	27	15,465
Advances to suppliers	7,993	-	7,993	13,449	297	13,746	3,435	-	3,435
Accounts payable and other accrued liabilities	(27,199)	2,401	(24,798)	(101,114)	21,419	(79,695)	98,997	(5,617)	93,380
Billings in excess of costs and estimated earnings	(4,612)	4,700	88	42,968	(8,528)	34,440	(33,479)	-	(33,479)
Customer advances	(8,860)	(1,320)	(10,180)	774	1,320	2,094	(5,553)	-	(5,553)
Net cash provided by (used in) operating activities	(53,125)	-	(53,125)	3,971	2,610	6,581	81,262	4,538	85,800

Cash flows from investing activities:
Decrease (increase) in restricted cash and cash equivalents	(9,185)	-	(9,185)	(33,151)	-	(33,151)	(103,247)	-	(103,247)
Purchases of property, plant and equipment	(52,101)	-	(52,101)	(59,566)	-	(59,566)	(38,426)	469	(37,957)
Proceeds from sale of equipment to third-party	-	-	-	7,902	-	7,902	1,976	-	1,976
Proceeds from sales or maturities of available-for-sale securities	18,177	-	18,177	1,501	-	1,501	9,867	-	9,867
Cash paid for investments in joint ventures and other non-public companies	-	-	-	-	-	-	(1,500)	-	(1,500)
Net cash provided by (used in) investing activities	(43,109)	-	(43,109)	(83,314)	-	(83,314)	(131,330)	469	(130,861)

Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of issuance costs	51,232	-	51,232	29,773	-	29,773	54,701	-	54,701
Proceeds from issuance of convertible debt, net of issuance costs	-	-	-	225,018	-	225,018	-	-	-
Proceeds from offering of class A common stock, net of offering expenses	-	-	-	218,895	-	218,895	(114)	-	(114)
Cash paid for repurchased convertible debt	-	-	-	(67,949)	-	(67,949)	(7,687)	-	(7,687)
Cash paid for purchased options	-	-	-	(97,336)	-	(97,336)	-	-	-
Proceeds from warrant transactions	-	-	-	71,001	-	71,001	-	-	-
Proceeds from exercise of stock options	396	-	396	442	-	442	570	-	570
Excess tax benefits from stock-based award activity	-	-	-	2,610	(2,610)	-	12,134	(5,007)	7,127
Purchases of stock for tax withholding obligations on vested restricted stock	(2,359)	-	(2,359)	(763)	-	(763)	(586)	-	(586)
Net cash provided by financing activities	49,269	-	49,269	381,691	(2,610)	379,081	59,018	(5,007)	54,011

Effects of exchange rate changes on cash and equivalents	(6,256)	-	(6,256)	5,377	-	5,377	6,341	-	6,341
Net increase (decrease) in cash and cash equivalents	(53,221)	-	(53,221)	307,725	-	307,725	15,291	-	15,291
Cash and cash equivalents at beginning of period	202,331	-	202,331	149,110	-	149,110	456,835	-	456,835
Cash and cash equivalents at end of period	$149,110	$-	$149,110	$456,835	$-	$456,835	$472,126	$-	$472,126

Non-cash transactions:
Additions to property, plant and equipment included in accounts payable and other accrued liabilities	$22,571	$(3,791)	$18,780	$-	$-	$-	$-	$-	$-
Non-cash interest expense capitalized and added to the cost of qualified assets	2,073	-	2,073	1,510	-	1,510	873	-	873
Issuance of common stock for purchase acquisition	-	-	-	1,471	-	1,471	-	-	-